DEFINED ASSET FUNDS--REGISTERED TRADEMARK--
                             -------------------------------
                             ---------------------

                           CORPORATE INCOME FUND
                           INSURED SERIES--16
                           (A UNIT INVESTMENT TRUST)
                           -  PORTFOLIO OF INSURED LONG TERM CORPORATE BONDS
                           -  DESIGNED FOR HIGH CURRENT INCOME
                           -  MONTHLY INCOME DISTRIBUTIONS
                           -  U.S. TAX EXEMPT FOR MANY FOREIGN HOLDERS

SPONSORS:
MERRILL LYNCH,
PIERCE, FENNER & SMITH
INCORPORATED               -----------------------------------------------------
SALOMON SMITH BARNEY INC.  The Securities and Exchange Commission has not
PRUDENTIAL SECURITIES      approved or disapproved these Securities or passed
INC.                       upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated January 31, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds--Registered Trademark--
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, OCTOBER 29, 1999.

CONTENTS
                                        PAGE
                       ---------------------

Risk/Return Summary.........     3
What You Can Expect From
  Your Investment...........     6
  Monthly Income............     6
  Return Figures............     6
  Records and Reports.......     6
The Risks You Face..........     6
  Interest Rate Risk........     6
  Call Risk.................     7
  Reduced Diversification
    Risk....................     7
  Liquidity Risk............     7
  Concentration Risk........     7
  Bond Quality Risk.........     7
  Insurance Related Risk....     7
  Litigation Risk...........     8
Selling or Exchanging
  Units.....................     8
  Sponsors' Secondary
    Market..................     8
  Selling Units to the
    Trustee.................     8
  Exchange Option...........     9
How The Fund Works..........     9
  Pricing...................     9
  Evaluations...............     9
  Income....................     9
  Expenses..................     9
  Portfolio Changes.........    10
  Fund Termination..........    10
  Certificates..............    11
  Trust Indenture...........    11
  Legal Opinion.............    12
  Auditors..................    12
  Sponsors..................    12
  Trustee...................    12
  Underwriters' and
    Sponsors' Profits.......    12
  Public Distribution.......    13
  Code of Ethics............    13
Taxes.......................    13
Supplemental Information....    14
Financial Statements........   D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1. WHAT IS THE FUND'S OBJECTIVE?
   The Fund seeks high current interest
   income by investing in a fixed portfolio consisting primarily of insured corporate bonds.

2. WHAT ARE CORPORATE BONDS?
   Corporate bonds are bonds issued by
   companies, governments or other
   institutions to raise money to use in
   their business or to fund their
   activities. In return, they pay a fixed
   rate of interest and principal at
   maturity.

 3. WHAT IS THE FUND'S INVESTMENT STRATEGY?

 - The Fund plans to hold to maturity 3
   insured long-term corporate bonds, with
   a current aggregate face amount of
   $6,235,000.

 - The Fund is a unit investment trust
   which means that, unlike a mutual fund,
   the Fund's portfolio is not managed.
 - The bonds are insured by MBIA while they remain in the Portfolio.
 - All of the bonds are rated AAA by
   Standard & Poor's for as long as they
   remain in the Portfolio.
 - Many of the bonds can be called at a
   premium declining over time to par
   value. Some bonds may be called earlier
   at par for extraordinary reasons.

   The Portfolio consists of corporate
   bonds of the following types of issuers:

  - Corporate Utilities                     100%

 4. WHAT ARE THE SIGNIFICANT RISKS?

   YOU CAN LOSE MONEY BY INVESTING IN THE
   FUND. THIS CAN HAPPEN FOR VARIOUS
   REASONS, INCLUDING:
  - Rising interest rates, an issuer's
   worsening financial condition or a drop
   in bond ratings can reduce the price of
   your units.
  - Because the Fund is concentrated in
   corporate utility bonds, adverse
   developments in this industry may affect the value of your units.
  - Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.
  - The Fund will receive early returns of principal if bonds are called or sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.

 5. IS THIS FUND APPROPRIATE FOR YOU?

   Yes, if you want current monthly income.
   You will benefit from a professionally
   selected and supervised portfolio whose
   risk is reduced by investing in insured
   bonds of several different issuers.
   The Fund is NOT appropriate for you if
   you want a speculative investment that
   changes to take advantage of market
   movements or if you cannot tolerate any
   risk.

   DEFINING YOUR INCOME

   WHAT YOU MAY EXPECT (Payable on the 25th day each month):

   Regular Monthly Income per unit:                $ 1.97
   Annual Income per unit:                         $23.70
   RECORD DAY: 10th day of each month

   THESE FIGURES ARE ESTIMATES ON THE EVALUATION DATE;
   ACTUAL PAYMENTS MAY VARY.

 6. WHAT ARE THE FUND'S FEES AND EXPENSES?

   This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.

   INVESTOR FEES

                                           3.50%
   Maximum Sales Fee (Load) on new
   purchases (as a percentage of $1,000
   invested)

   Employees of some of the Sponsors and their affiliates may be charged a reduced sales fee of no less than $5.00 per Unit.
   The maximum sales fee is reduced if you invest at least $100,000, as follows:

                             YOUR MAXIMUM
                              SALES FEE
        IF YOU INVEST:         WILL BE:
        --------------       ------------
   Less than $100,000            3.50%
   $100,000 to $249,999          3.25%
   $250,000 to $499,999          3.00%
   $500,000 to $999,999          2.75%
   $1,000,000 and over           2.50%

   Maximum Exchange Fee          2.50%

   ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                                 AMOUNT
                                                PER UNIT
                                                --------
                                                 $0.18
   Trustee's Fee
                                                 $0.29
   Portfolio Supervision,
   Bookkeeping and
   Administrative Fees   (including
   updating
   expenses)
                                                 $0.18
   Evaluator's Fee
                                                 $0.57
   Insurance Premium
                                                 $0.25
   Other Operating Expenses
                                                 -----
                                                 $1.47
   TOTAL

   The Sponsors historically paid updating
   expenses.

 7. HOW HAVE SIMILAR FUNDS PERFORMED IN THE
   PAST?

   IN THE FOLLOWING CHART WE SHOW PAST
   PERFORMANCE OF PRIOR INSURED SERIES OF
   CORPORATE INCOME FUND, WHICH HAD THE
   SAME INVESTMENT OBJECTIVES, STRATEGIES
   AND TYPES OF BONDS AS THIS FUND. THESE
   PRIOR SERIES DIFFERED IN THAT THEY
   CHARGED A HIGHER SALES FEE. These prior
   Insured Series were offered between May
   23, 1991 and August 7, 1996 and were
   outstanding on September 30, 1999. OF
   COURSE, PAST PERFORMANCE OF PRIOR
   SERIES IS NO GUARANTEE OF FUTURE
   RESULTS OF THIS FUND.

   AVERAGE ANNUAL COMPOUND TOTAL RETURNS
   FOR PRIOR SERIES
   REFLECTING ALL EXPENSES. FOR PERIODS
   ENDED 12/31/99.

      WITH SALES FEE       NO SALES FEE
     1 YEAR   5 YEARS    1 YEAR   5 YEARS
 -----------------------------------------
 High  -2.55%  6.72%     6.18%     8.81%
 Average  -8.72   6.72   -5.48      7.89
 Low  -13.47    5.46     -10.29     6.59

    managed and bonds are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the bonds in the Fund. The Fund may sell a bond if certain adverse credit or other conditions exist.

 9. HOW DO I BUY UNITS?

    The minimum investment is one unit.

    You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.

   UNIT PRICE PER UNIT              $320.41
   (as of October 29, 1999)

   Unit price is based on the net asset
   value of the Fund plus the up-front
   sales fee. An amount equal to any
   principal cash, as well as net accrued
   but undistributed interest on the unit,
   is added to the unit price. An
   independent evaluator prices the bonds
   at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

10. HOW DO I SELL UNITS?

   You may sell your units at any time to
   any Sponsor or the Trustee for the net
   asset value determined at the close of
   business on the date of sale. You will
   not pay any other fee when you sell your units.
11. HOW ARE DISTRIBUTIONS MADE AND TAXED?

   The Fund pays income monthly. Interest
   on the bonds in this Fund is subject to
   federal income taxes for U.S. investors, but if you are a non-U.S. investor, your interest may be exempt from U.S. federal income taxes, including withholding taxes.

   You will also receive principal payments if bonds are sold or called or mature, when the cash available is more than $5.00 per unit. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.

12. WHAT OTHER SERVICES ARE AVAILABLE?

   REINVESTMENT
   You will receive your monthly income in
   cash unless you choose to compound your
   income by reinvesting at no sales fee in the Corporate Fund Investment
   Accumulation Program, Inc. This program
   is an open-end mutual fund with a
   comparable investment objective, but
   those bonds are not insured. Income from this program will be subject to U.S.
   federal income taxes for both U.S. and
   foreign investors. FOR MORE COMPLETE
   INFORMATION ABOUT THE PROGRAM, INCLUDING
   CHARGES AND FEES, ASK THE TRUSTEE FOR
   THE PROGRAM'S PROSPECTUS. READ IT
   CAREFULLY BEFORE YOU INVEST. THE TRUSTEE
   MUST RECEIVE YOUR WRITTEN ELECTION TO
   REINVEST AT LEAST 10 DAYS BEFORE THE
   RECORD DAY OF AN INCOME PAYMENT.

   EXCHANGE PRIVILEGES
   You may exchange units of this Fund for
   units of certain other Defined Asset
   Funds. You may also exchange into this
   Fund from certain other funds. We charge a reduced sales fee on exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

MONTHLY INCOME

The Fund will pay you regular monthly income. Your monthly income may vary because of:
  - elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
  - a change in the Fund's expenses; or
  - the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your monthly income because the portfolio is fixed.

Along with your monthly income, you will receive your share of any available bond principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

ESTIMATED CURRENT RETURN equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):

Estimated    Estimated
Annual Annual Expenses
Interest
Income  -
----------------------
      Unit Price

ESTIMATED LONG TERM RETURN is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:
- a monthly statement of income payments and any principal payments;
- a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;
- an annual report on Fund activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INTEREST RECEIVED DURING THE YEAR.

You may request:
- copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
- audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

CALL RISK

Many bonds can be prepaid or "called" by the issuer before their stated maturity. For example, some bonds may be required to be called pursuant to mandatory sinking fund provisions.

Also, an issuer might call its bonds during periods of falling interest rates, if the issuer's bonds have a coupon higher than current market rates.

If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

REDUCED DIVERSIFICATION RISK

If many investors sell their units, the Fund will have to sell bonds. This could reduce the diversification of your investment and increase your share of Fund expenses.

LIQUIDITY RISK

The bonds will generally trade in the over-the-counter market. We cannot assure you that a liquid trading market will exist, especially since current law may restrict the Fund from selling bonds to any Sponsor. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

CONCENTRATION RISK

When a certain type of bond makes up 25% or more of the portfolio, the Fund is said to be "concentrated" in that bond type, which makes the Fund less diversified.

Here is what you should know about the Fund's concentration in corporate utility bonds, including telecommunications bonds:
  - payment for these bonds depends on rates that the utility companies may charge, the demand for their services and their operating costs;
  - electric utilities face pressure to keep rates low, which may make it difficult to recover investments in generating plant;
  - utilities generally are sensitive to costs and availability of fuel;
  - some electric utilities are subject to the risks of the nuclear industry;
  - telecommunications companies are extensively regulated and the industry is increasingly competitive; and
  - the rate of technological innovation has a major impact on telecommunications companies.

Changes to the portfolio from bond redemptions, maturities and sales may affect the Fund's concentration over time.

BOND QUALITY RISK

A reduction in a bond's rating may decrease its value and, indirectly, the value of your investment in the Fund.

INSURANCE RELATED RISK

The bonds are backed by MBIA Insurance Corporation as long as they remain in the Fund. Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of MBIA is rated AAA by Standard & Poor's. Insurance company ratings are subject to change at any time at the discretion of the rating agencies.

LITIGATION RISK

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:
  - ADDING the value of the bonds, net accrued interest, cash and any other Fund assets;
  - SUBTRACTING accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 25 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
  - for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 2.50%. You may exchange units of this Fund for units of certain other funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the bonds, less expenses, from the most recent Record Day up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

A portion of the price of a unit consists of cash so that the Trustee can provide you with regular monthly income. When you sell your units you will receive your share of this cash.

EVALUATIONS

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered bonds has ranged from 0.25% of face amount on actively traded issues to 1.5% on inactively traded issues; the difference has averaged between 0.5% and 1%.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - to reimburse the Trustee for the Fund's operating expenses;
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Fund and other legal fees and expenses;
  - expenses for keeping the Fund's registration statement current; and
  - Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 55 CENTS per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a bond.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit or certain other conditions exist.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:
  - diversity of the portfolio;
  - size of the Fund relative to its original size;
  - ratio of Fund expenses to income;
  - current and long-term returns;
  - degree to which units may be selling at a premium over par; and
  - cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
  - it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one

Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PRUDENTIAL SECURITIES INCORPORATED (an
indirect wholly-owned subsidiary of the
Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Departament, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. The Sponsors also realized a profit or loss on the initial deposit of the bonds. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on bonds in the Fund which were acquired from underwriting syndicates of which it was a member.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Fund and to provide reasonable standards of conduct.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each bond in the Fund.

GAIN OR LOSS UPON DISPOSITION

When all or part of your share of a bond is disposed of (for example, when the Fund sells, exchanges or redeems a bond or when you sell or exchange your units), you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued "market discount". Generally you will have market discount to the extent that your basis in a bond when you purchase a unit is less than its stated redemption price at maturity (or, if it is an original issue discount bond, the issue price increased by original issue discount that has accrued on the bond before your purchase). You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain from the Fund will be long-term if you are considered to have held your investment on each bond for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax advisor in this regard.

YOUR BASIS IN THE BONDS

Your aggregate basis in the bonds will be equal to the cost of your units, including any sales charges and the organizational expenses you pay, adjusted to reflect any accruals of "original issue discount," "acquisition premium" and "bond premium". You should consult your tax adviser in this regard.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Fund expenses, but only to the extent that such amount, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Fund expenses will be limited further if your adjusted gross income exceeds a specified amount (currently, $126,600 or $63,300 for a married person filing separately).

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will not be subject to U.S. federal income tax, including withholding tax, on the interest or gain on a bond issued after July 18, 1984 if you meet certain requirements, including the certification of foreign status and other matters. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolio, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INSURED SERIES - 16

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
of Defined Asset Funds - Corporate Income Fund,
Insured Series - 16:

We have audited the accompanying statement of condition of Defined Asset Funds - Corporate Income Fund, Insured Series - 16, including the portfolio, as of October 31, 1999 and the related statements of operations and of changes in net assets for the years ended October 31, 1999, 1998 and 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at October 31, 1999, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Corporate Income Fund, Insured Series - 16 at October 31, 1999 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, N.Y.
November 18, 1999


                                     D - 1.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INSURED SERIES - 16

STATEMENT OF CONDITION
As of October 31, 1999

TRUST PROPERTY:
  Investment in marketable securities
     at value (cost $ 6,348,769)(Note 1) .........                        $   6,314,607
  Accrued interest................................                               89,698
  Cash - income ..................................                               37,373
  Cash - principal ...............................                               44,322
                                                                          -------------
    Total trust property .........................                            6,486,000


LESS LIABILITY:
  Accrued Sponsors' fees .........................                                4,242
                                                                          -------------


NET ASSETS, REPRESENTED BY:
  20,423 units of fractional undivided
     interest outstanding (Note 3) ...............       $   6,358,929

  Undistributed net investment income ............             122,829    $   6,481,758
                                                         -------------    =============

UNIT VALUE ($ 6,481,758 / 20,423 units)...........                        $      317.38
                                                                          =============

                  See Notes to Financial Statements.


                                     D - 2.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INSURED SERIES - 16

STATEMENTS OF OPERATIONS

                                                           Years Ended October 31,
                                                     1999            1998            1997
                                                     ----            ----            ----
INVESTMENT INCOME:

  Interest income ........................    $   587,354      $ 1,147,773       $ 1,750,328
  Trustee's fees and expenses ............        (11,870)         (16,407)          (21,207)
  Sponsors' fees .........................         (5,468)          (8,047)           (9,540)
  Insurance expense ......................        (13,719)         (27,267)          (39,027)
                                              ----------------------------------------------
  Net investment income ..................        556,297        1,096,052         1,680,554
                                              ----------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss) on
    securities sold or redeemed ..........         95,328          430,121           (26,949)
  Unrealized appreciation (depreciation)
    of investments .......................       (764,424)        (166,298)          317,843
                                              ----------------------------------------------
  Net realized and unrealized
    gain (loss) on investments ...........       (669,096)         263,823           290,894
                                              ----------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..............    $  (112,799)     $ 1,359,875       $ 1,971,448
                                              ==============================================

                       See Notes to Financial Statements.


                                     D - 3.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INSURED SERIES - 16

STATEMENTS OF CHANGES IN NET ASSETS

                                                           Years Ended October 31,
                                                     1999            1998            1997
                                                     ----            ----            ----
OPERATIONS:
  Net investment income ..................    $   556,297      $ 1,096,052       $ 1,680,554
  Realized gain (loss) on
    securities sold or redeemed ..........         95,328          430,121           (26,949)
  Unrealized appreciation (depreciation)
    of investments .......................       (764,424)        (166,298)          317,843
                                              ----------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations ............       (112,799)       1,359,875         1,971,448
                                              ----------------------------------------------
DISTRIBUTIONS TO HOLDERS (Note 2):
  Income  ................................       (645,572)      (1,171,703)       (1,820,334)
  Principal ..............................     (2,291,221)      (6,282,396)       (7,193,458)
                                              ----------------------------------------------
  Total distributions ....................     (2,936,793)      (7,454,099)       (9,013,792)
                                              ----------------------------------------------
SHARE TRANSACTIONS:
  Redemption amounts - income ............        (31,820)         (52,574)          (42,474)
  Redemption amounts - principal .........     (1,267,858)      (2,477,153)       (2,062,685)
                                              ----------------------------------------------
  Total share transactions ...............     (1,299,678)      (2,529,727)       (2,105,159)
                                              ----------------------------------------------

NET DECREASE IN NET ASSETS ...............     (4,349,270)      (8,623,951)       (9,147,503)

NET ASSETS AT BEGINNING OF YEAR ..........     10,831,028       19,454,979        28,602,482
                                              ----------------------------------------------
NET ASSETS AT END OF YEAR ................    $ 6,481,758      $10,831,028       $19,454,979
                                              ==============================================
PER UNIT:
  Income distributions during
    year .................................    $     29.28      $     44.55       $     60.75
                                              ==============================================
  Principal distributions during
    year .................................    $     99.10      $    241.24       $    237.05
                                              ==============================================
  Net asset value at end of
    year .................................    $    317.38      $    450.97       $    684.77
                                              ==============================================
TRUST UNITS:
  Redeemed during year ...................          3,594            4,394             2,827
  Outstanding at end of year .............         20,423           24,017            28,411
                                              ==============================================

                       See Notes to Financial Statements.


                                     D - 4.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INSURED SERIES - 16

      NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities. Related gains and losses on sale of securities are determined using the first-in, first-out method.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)   Interest income is recorded as earned.

2.    DISTRIBUTIONS

      A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are also distributed periodically.


3.    NET CAPITAL

     Cost of 20,423 units at Date of Deposit .....................       $ 21,673,319
     Less sales charge ..........................................             975,280
                                                                           -----------
     Net amount applicable to Holders ...........................          20,698,039
     Redemptions of units - net cost of 21,577 units redeemed
       less redemption amounts (principal).......................           4,919,861
     Realized gain on securities sold or redeemed ...............           1,025,721
     Principal distributions ....................................         (20,250,530)
     Net unrealized depreciation of investments..................             (34,162)
                                                                           -----------

     Net capital applicable to Holders ..........................        $  6,358,929
                                                                           ===========

4.    INCOME TAXES

      As of October 31, 1999, net unrealized depreciation of investments, based on cost for Federal income tax purposes, aggregated $34,162, of which $ 42,905 related to depreciated securities and $8,743 related to appreciated securities. The cost of investment securities for Federal income tax purposes was $6,348,769 at October 31, 1999.


                                     D - 5.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INSURED SERIES - 16

PORTFOLIO
As of October 31, 1999

                                 Rating of Issues(1)(4)
                                 ----------------------
                                            Standard
                                 Moody's    & Poor's                                            Optional
   Portfolio No. and Title of    Investors  Corpora-        Face                               Redemption
          Securities              Service     tion         Amount     Coupon    Maturities(3) Provisions(3)    Cost      Value(2)
          ----------             ---------- ---------  -----------  ----------  -----------   ------------  ----------  ---------
1  Pacific Bell, Debentures      Aa3          AA-      $ 1,945,000    7.750  %   2032         09/15/02    $ 1,888,381 $ 1,897,124
                                                                                              @ 103.919

2  Pacific Gas & Elec. Co.,      A1           AA-        1,440,000    8.375      2025         06/01/02      1,483,575   1,475,798
   First and Rfdg. Mtge. Bonds,                                                               @ 102.509
   Ser. 92B

3  San Diego Gas & Electric,     A1           AA-        2,850,000    8.500      2022         04/01/02      2,976,813   2,941,685
   First Mortgage Bonds, Ser. LL                                                              @ 103.660

                                                         ---------                                          ---------   ---------
                                                       $ 6,235,000                                        $ 6,348,769 $ 6,314,607
                                                         =========                                          =========   =========

                             See Notes to Portfolio.


                                     D - 6.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INSURED SERIES - 16

NOTES TO PORTFOLIO
As of October 31, 1999

(1) "NR", if applicable, indicates that this security is not currently rated by the indicated rating service. These ratings have been furnished by the Evaluator but not confirmed with the rating agencies.

(2)   See Notes to Financial Statements.

(3) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated,the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions.

(4) All securities are insured, either on an individual basis or by portfolio insurance, by a bond insurance company which has been assigned "AAA" claims paying ability by Standard & Poor's. Accordingly, Standard & Poor's has assigned "AAA" ratings to the securities. Securities covered by portfolio insurance are rated "AAA" only as long as they remain in this Trust.


                                     D - 7.

DEFINED ASSET FUNDS--REGISTERED TRADEMARK--

HAVE QUESTIONS ?                         CORPORATE INCOME FUND
Request the most                         INSURED SERIES--16
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Chase Manhattan Bank                 investment company filed with the
1-800-323-1508                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         33-49031) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-2295).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                     14349--1/00